As Filed with the Securities and Exchange Commission on January 11, 2022

Registration File Nos. 333-46414

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 22	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐

AMENDMENT NO. 47	☒
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (800) 223-1200

John D. Piller, Sr. Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, North Carolina 28262-8500	Charlotte, North Carolina 28262-8500
(704) 988-5681	(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on May 1, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☒	on April 1, 2022 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

                         , 2022

SINGLE PREMIUM IMMEDIATE ANNUITIES

Single Premium Immediate Variable Annuity Contracts Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in one of our Single Premium Immediate Variable Annuity Contracts (“SPIA” or “Contract”), which are offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the underlying Fund prospectus, and keep it for future reference.

Subject to the terms of your Contract and your state requirements, if you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid with your application or your total Contract value on the date that you returned the Contract and the refund request to us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

This prospectus describes the Contracts issued by TIAA Life. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesperson, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you should not rely on it. In addition, the Contracts or certain investment options under the Contracts will not be available to you unless approved by the regulatory authorities in your state.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Single Premium Immediate Annuities Prospectus	1

DEFINITIONS

Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.

1940 Act.  The Investment Company Act of 1940, as amended.

Annuitant.  The natural person whose life is used to determine the amount of annuity payments and how long those payments will be made. Once selected, the Annuitant may not be changed.

Annuity Unit.  A measure used to calculate the amount of each variable annuity payment made under a contract.

Assumed Investment Return 4%.  This is the assumed annual rate of return used in calculating the amount of each variable annuity payment.

Beneficiary.  The person or institution selected by the Contract owner to become the new Contract owner if the Contract owner dies while any annuity payments remain due.

Business Day.  Any day that the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when regular trading closes on the NYSE, if earlier.

Calendar Day.  Any day of the year.

Commuted Value.  The amount we will pay under certain circumstances in a lump sum instead of the remaining series of annuity payments. It’s less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments will not be earned if payment is made in one sum. For the Fixed Account, the Commuted Value is the sum of payments less the interest that would have been earned from the effective date of the Commuted Value calculation to the date each payment would have been made. For any variable Investment Account, the Commuted Value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the Annuity Unit value used for each payment equaled the value as of the effective date of the calculation.

Contract(s).  The One-Life Annuity, the Two-Life Annuity, and the Fixed-Period Annuity SPIA Contracts offered by TIAA Life.

Contract owner.  The person (or persons) who controls all the rights and benefits under a contract.

Current Value.  The Present Value of the future annuity payments, which for variable payments is computed using the assumption that the relevant Investment Account has an effective annual rate of 4%. In the case of the One-Life and Two-Life Annuities, the Present Value is determined based on the age of the Annuitant(s), if alive; the remaining guaranteed period, if any; the frequency of payment; and the mortality tables used to determine the initial amount of annuity payments. In the case of the Fixed-Period Annuity, it is determined based on the last periodic payment date and the frequency of payment. This “Current Value” definition is used in determining the value of a refund in the event a contract is cancelled during the free look period.

Fixed Account.  The account under the contract supporting fixed annuity payments funded by assets in TIAA-CREF Life’s General Account.

Fund(s) or Underlying Fund(s).  An investment company that is registered with the SEC in which an Investment Account is invested. The contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

General Account.  All of TIAA Life’s assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

Good Order.  An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process any changes or transaction must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction

Income Change Method.  The method you select for how often your variable annuity payments will be revalued. You can choose a monthly or annual Income Change Method.

Income Option.  The form of annuity benefit that you select under the Two-Life Annuity. The Income Options for the Two-Life Annuity are: the Two-Life Annuity with Full Benefit While Either Annuitant Survives; the Two-Life Annuity with Two-Thirds Benefit While Either Annuitant Survives; and the Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

Investment Account.  A sub-account of the separate account that invests its assets in shares of a corresponding Fund.

IRC.  The Internal Revenue Code of 1986, as amended.

Issue Date.  The day that the contract is issued and becomes effective.

Premium.  The amount you invest in the contract.

Present Value.  The Present Value of a series of payments is the lump-sum amount that is the current equivalent of a series of future payments calculated on the basis of a specified interest rate and, where applicable, mortality table.

Second Annuitant.  The natural person whose life, together with the Annuitant’s life, is used to determine the amount of annuity payments and how long those payments will be made under the Two-Life Annuity Contract.

Separate Account.  TIAA-CREF Life Separate Account VA-1.

SPIA(s).  Three types of a Single Premium Immediate Annuity contract offered by TIAA Life. A One-Life Annuity, Two-Life Annuity, or a Fixed-Period Annuity.

2	Prospectus Single Premium Immediate Annuities

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA-CREF Life Funds.  The following are the eight TIAA-CREF Life Funds currently available under the Contracts as investment options through the separate account: Growth Equity Fund, Real Estate Securities Fund, Growth & Income Fund, Small Cap Equity Fund , International Equity Fund, Social Choice Equity Fund, Large-Cap Value Fund and Stock Index Fund (collectively, the “TIAA CREF Life Funds”).

TIAA Life.  TIAA-CREF Life Insurance Company, a wholly-owned subsidiary of TIAA.

Valuation Day.  Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

Single Premium Immediate Annuities Prospectus	3

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	None			Contract Options
Transaction Charges	None			Changing Investment Accounts and Income Change Methods
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	0.60%[1]	1.20%[1,2]	The Contract Charges
	Investment Options (Underlying Fund fees and expenses)%		%	Other Charges and Expenses Appendix A—Funds Available Under the Contract
	Optional benefits available for an additional charge (for single optional benefit, if elected)[3]	None	None	Benefits Available Under the Contract

[1]   Deducted daily as a percentage of average account value.

[2]   The current Annual Base Contract Charge is 0.60%, which includes the current waiver of 0.60% of the mortality and expense risk charge. TIAA Life will provide at least three months’ notice before we will raise this charge above 0.60%.

[3]   There are no optional benefits available under the Contract.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs[1].
	Lowest Annual Cost: $	Highest Annual Cost: $

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of underlying fund fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers or withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of underlying fund fees and expenses

•   No optional benefits[2]

•   No sales charges

•   No additional purchase payments, transfers or withdrawals

[1] We do not assess a surrender or withdrawal charge. [2] There are no optional benefits available under the Contract.
	RISKS			Location in Prospectus
Risk of Loss	• You can lose money by investing in your Contract, including loss of principal.			Principal Risks of Investing In the Contract
Not a Short-Term Investment	• The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.			Principal Risks of Investing In the Contract
Risks Associated with Investment Options

•   An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract (e.g., underlying funds).

•   Each investment option (including any fixed account investment option) has its own unique risks.

•   You should review the investment options before making an investment decision.

Principal Risks of Investing In the Contract
Insurance Company Risks

•   An investment in the Contract is subject to risks related to TIAA, and any obligations, guarantees or benefits of the Contract are subject to TIAA’s claims-paying ability. More information about TIAA, including its financial strength ratings, is available upon request by visiting our website at: tiaa.org/public/.

Principal Risks of Investing In the Contract
	RESTRICTIONS			Location in Prospectus
Investments

•   We have adopted policies and procedures to discourage market timing and frequent transaction activity.

•   We have limited the number of transfers and exchanges permitted into or out of an investment account.

•   We reserve the right to add or close investment accounts, substitute another fund or other investment vehicles or combine investment accounts.

Transfer Policies Regarding Market Timing and Excessive Trading

Transfer Policies Regarding Market Timing and  Excessive Trading

Adding and Closing Accounts  or Substituting Funds; Adding or Deleting Contract Options or Income Methods

Optional Benefits	• There are no optional benefits associated with the Contract.			Benefits Available Under the Contract

4	Prospectus Single Premium Immediate Annuities

	TAXES	Location in Prospectus
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

•   Generally, you are not taxed until you begin receiving income payments from the income option you selected under Contract.

•   Income payments you receive from the income option you selected will be subject to ordinary income tax and may be subject to tax penalties if taken before age 59 1⁄2.

•   Premium taxes may apply.

Possible Adverse Tax Consequences. Tax Matters Tax Matters Premium Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

•   Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.

Conflicts of Interest
Exchanges

•   Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Conflicts of Interest

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Contract is an individual single premium immediate variable annuity contract designed to accept a single lump sum premium and turn it into an immediate income stream of scheduled annuity payments. The annuity payments may be for the life of the named annuitant(s), which may be you or another person named under the Contract, or for a specified period of time you select. You choose the frequency of these payments and the length of the annuity payments will depend on the income option you choose. You can choose fixed or variable annuity payments (or any combination of fixed and variable annuity payments) by allocating your single premium to the Fixed Account or to one or more of the separate account Investment Accounts. Annuity payments from the Fixed Account provide a fixed income payment at a minimum guaranteed interest rate. Annuity payments from Investment Accounts vary depending upon the Annuity Unit Value of each Account, which fluctuate depending upon market performance and may lose value, including loss of principal. Additional information about the underlying Funds is provided below in this prospectus and in “Appendix A—Funds Available Under the Contract”.

You can transfer all or part of the future annuity income payable between the Fixed Account and the Investment Accounts. Transfers from the Fixed Account to an Investment Account may only be done through periodic transfers as described in the Contract. There are significant limitations on your right to transfer annuity income from the Fixed Account to Investment Accounts. We do not assess a transaction charge with any transfers.

You bear the risk of any decline in the account balance of your Contract resulting from the performance of the underlying Funds you have chosen. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should consider the investment objectives, risks, and charges and expenses of each underlying Fund carefully before making an investment decision.

The Contract may be appropriate if you are ready begin receiving annuity income payments immediately. It may not appropriate for investors who may need to make additional withdrawals beyond the elected income payout options or those who intend to engage in frequent transfers.

Annuity Phase.

The Contract has only one phase, the annuity phase or income phase. Since your single premium payment is applied to provide immediate income, the Contract does not have an accumulation phase and there is no opportunity to withdraw from your account value other than through selecting an income option.

The annuity phase begins when your application is approved and the contract is issued. Your annuity income payments will start on the date you choose. You can choose between fixed or variable income payments, or a combination of these. Annuity income payments can be paid for an agreed upon timeframe, or for your lifetime.

Contract Features

Annuity Payments. The Contract provides for immediate income as scheduled payments.

Investment Options. The contract provides the opportunity for tax-deferred growth by initial premium to a variety of investment options in addition to the fixed account.

Tax Treatment. You can transfer money between investment accounts without tax implications, and earnings on your investments are generally tax-deferred until annuity income payments begin. Consult with a tax adviser to determine the tax implications of annuity income payments received from the contract.

Single Premium Immediate Annuities Prospectus	5

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Charge

Sales Load Imposed on Purchases (as a percentage of premiums)	None

Deferred Sales Load (or Surrender Charge) (as a percentage of premiums or amount surrendered, as applicable)	None

Exchange Fee	None

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses).

Annual Contract Expenses

Charge

Administrative Expenses	None

Base Contract Expenses (as a percentage of average account value) without waiver	1.20%

Base Contract Expenses (as a percentage of average account value) with waiver[1]	.60%

1.	TIAA Life has waived 0.60% of the Mortality and Expense Risk Charge, which reduces the Total Annual Base Contract Expenses to 0.60%. TIAA Life will provide at least three months’ notice to you before it raises these charges above 0.60%.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of the Funds available under the Contract, including their annual expenses, may be found in this prospectus under: Appendix A—“Funds Available Under The Contract”.

Annual Fund Expenses

Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses (before fee waiver/expense reimbursements)%	%
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses (after fee waiver/expense reimbursements1)%	%

[1]	Certain Funds, including the Fund with the maximum total annual fund operating expenses (before fee waiver/expense reimbursements), are subject to an expense reimbursement arrangement between such Fund and the investment adviser, which is expected to continue until at least , 2022.

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Annual Fund Expenses.

The first Example assumes that you invest $100,000 in a Contract with a life income option and a 10-year guarantee, and the second Example assumes that you invest $100,000 in a Contract with a life income option and a 20-year guarantee, for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and assumes no elected optional benefits. A surrender option is not available under the Contract. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

Example 1:

Your Cost of Investing in the Contract [1,2]
	1 Year	3 Years	5 Years	10 Years
Lifetime Income with 10 Year Guarantee Period
With Minimum Fund Expenses
With Maximum Fund Expenses

[1]	For this Example, the following assumptions are used: 0.60% for the current Total Annual Base Contract Charge (administrative expense charge and mortality and expense risk charge), which includes the current mortality and expense risk charge waiver of 0.60% and Annual Fund Expenses ranging from % to %.
[2]	A surrender option and optional benefits are not available under the Contract.

6	Prospectus Single Premium Immediate Annuities

Example 2:

Your Cost of Investing in the Contract [1,2]
	1 Year	3 Years	5 Years	10 Years
Lifetime Income with 20 Year Guarantee Period
With Minimum Fund Expenses

With Maximum Fund Expenses

[1]	For this Example, the following assumptions are used: 0.60% for the current Total Annual Base Contract Charge (administrative expense charge and mortality and expense risk charge), which includes the current mortality and expense risk charge waiver of 0.60% and Annual Fund Expenses ranging from % to %.
[2]	A surrender option and optional benefits are not available under the Contract.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this prospectus. Additional risks and details regarding various risk and benefits of investing in the Contract are described in relevant sections of this prospectus. The Contract may be subject to additional risks other than those identified and described in the prospectus.

Risk of Loss. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is intended to provide income for a specific time period or for the life of an annuitant. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

Investment Risk. As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the underlying funds. Performance can vary depending on the performance of the underlying funds you selected available under the Contract. You bear the risk of any decline in the account balance of your Contract resulting from the performance of the underlying funds you have chosen. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should review these investment options before making an investment decision.

Each investment option will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular underlying fund. We do not guarantee the investment performance of the separate account or the underlying funds, and you bear the entire investment risk. Information regarding the Funds available under your Contract is provided below in this prospectus and in “Appendix A—Funds Available Under The Contract”.

Risks Associated with TIAA Life. An investment in the Contract is subject to risks related to TIAA and any obligations, guarantees or benefits of the Contract are subject to TIAA Life’s financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. Information about TIAA Life, including its financial strength ratings is available by visiting our website at tiaa.org/public/.

Possible Adverse Tax Consequences. Tax considerations associated with the Contract can vary and can be complicated. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contract. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Risks Related to Cybersecurity and Certain Business Continuity Risks. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or

Single Premium Immediate Annuities Prospectus	7

digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises and terrorist acts, which could adversely affect our ability to administer the contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process contract transactions or to calculate contract values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

COVID-19 Risk. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition. It is possible these risks could impact our financial strength and claims-paying ability.

WHO WE ARE AND OTHER RELATED INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contract is by issued by TIAA Life, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

On July 27, 1998, TIAA Life established TIAA-CREF Life Separate Account VA-1 as a separate account under New York law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. As part of TIAA Life, the separate account is also subject to regulation by the New York Department of Financial Services and by insurance departments of other jurisdictions in which the Contracts are offered (see, the Statement of Additional Information (“SAI”).

Although TIAA Life owns the assets of the separate account, and the obligations under the Contracts are obligations of TIAA Life, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA Life’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA Life separate account or other business activity TIAA Life may undertake.

THE UNDERLYING FUNDS

You may allocate any portion of the Premium to the separate account, which currently has eight subaccounts, or variable Investment Accounts. These variable Investment Accounts invest in shares of the Funds of the TIAA-CREF

8	Prospectus Single Premium Immediate Annuities

Life Funds. TIAA-CREF Life Funds is an open-end management investment company that was organized as a statutory trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of ten Funds, but may add other Funds in the future.

Please note that not all of the ten Funds currently described in the prospectus for the TIAA-CREF Life Funds are available to you under your Contract. When you consult the TIAA-CREF Life Funds prospectus, you should be careful to refer only to the information regarding the Funds available under your Contract. A separate prospectus for the Funds provides more information about the Funds and are further described below in Appendix A—Funds Available Under The Contract”. The prospectus for the Funds may provide information for other Funds that are not available through your Contract. When you consult the prospectus, you should be careful to refer only to the information regarding the eight Funds described above.

THE FIXED ACCOUNT

This prospectus is designed to provide information mainly about the variable Investment Accounts. The following is a brief description of the Fixed Account. Amounts allocated to the Fixed Account become part of the General Account assets of TIAA Life, which support various insurance and annuity obligations. The General Account includes all the assets of TIAA Life, except those in the separate account (i.e., the Investment Accounts) or in any other TIAA Life separate account. Interests in the Fixed Account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the Fixed Account registered as an investment company under the 1940 Act. Neither the Fixed Account nor any interests therein are generally subject to the 1933 Act or 1940 Act. For more details about the Fixed Account, see refer to your Contract. Any amounts in the Fixed Account are subject to our financial strength and claims-paying  ability.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING FUNDS; ADDING OR DELETING CONTRACT OPTIONS OR INCOME METHODS

We can add new Investment Accounts in the future that would invest in other Funds. We do not guarantee that the separate account, any existing Investment Account or any Investment Account added in the future, will always be available. We reserve the right to add or close accounts, substitute one Fund for another with the same or different fees and charges, combine accounts or investment portfolios, liquidate the Investment Accounts or add, delete or stop providing Contracts for use with any Investment Account. We can also stop or start providing certain contract options or Income Options under either the annual or monthly Income Change Methods from current or future Investment Accounts. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA Life can make these and some other changes at its discretion, subject to any required New York Department of Financial Services, SEC or state approval. The separate account can (1) operate under the 1940 Act as an investment company, or in any other form permitted by law, (2) deregister under the 1940 Act if registration is no longer required, or (3) combine with other separate accounts. As permitted by law, TIAA Life may transfer the separate account assets to another separate account or account of TIAA Life or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds’ shareholders. The TIAA-CREF Life Funds do not plan to hold annual shareholder meetings. However, when shareholder meetings are held, you have the right to instruct us how to vote the shares supporting your contract.

If we do not receive timely instructions, we will vote your shares in the same proportion as the aggregate voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. TIAA Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

The number of votes that a Contract owner has the right to instruct are calculated separately for each variable Investment Account, and include fractional votes. The Contract owner has a voting interest in each Investment Account from which variable annuity payments are made. The number of votes you have is calculated based on the amounts to be paid from each variable Investment Account to meet our future annuity obligations to you. As variable annuity payments are made to you, the number of votes you have diminishes.

DISTRIBUTION OF THE CONTRACTS

We offer each Contract to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Each Contract is offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of TIAA which is registered with the SEC as broker-dealers and a member of Financial Industry Regulatory Authority or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is considered the “principal underwriter” for interests in the contract. Anyone distributing a contract must be a registered representative of TC Services or have entered into a selling agreement with TC Services. The main office of TC Services is located at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TC Services or any other entity in connection with the distribution of each Contract.

Single Premium Immediate Annuities Prospectus	9

THE CONTRACTS WE OFFER AND INCOME OPTIONS

WHAT IS TIAA LIFE’S SINGLE PREMIUM IMMEDIATE ANNUITY?

TIAA Life’s Single Premium Immediate Annuity is a contract (“SPIA” or “Contract”) offered by TIAA Life, which provides various income options for you to choose. Each Contract is designed to provide you with a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. You may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity, which are describe further below. You can then choose a combination of fixed and variable annuity payments by allocating your single Premium to a TIAA Life Fixed Account or to one or more of the following eight separate account variable Investment Accounts, which are described in more detail in this prospectus and under “Appendix A—Funds Available Under The Contract”.

Here are the eight separate account investment options:

• Growth Equity Fund	• Real Estate Securities Fund
• Growth & Income Fund	• Small Cap Equity Fund
• International Equity Fund	• Social Choice Equity Fund
• Large-Cap Value Fund	• Stock Index Fund

You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is withdrawn from the Contract. As with all variable annuities, your variable annuity payments will increase or decrease; depending on how well the Investment Account’s Fund investment performs over time. TIAA Life does not guarantee the investment performance of the Funds or the Investment Accounts, and you bear the entire investment risk.

A separate prospectus for the Funds provides more information about the Funds listed above. Note that the prospectus for the Funds may provide information for other Funds that are not available through the Contract. When you consult the Fund’s prospectus, you should be careful to refer only to the information regarding the Funds listed above.

Each Contract and certain investment options under that Contract will not be available to you unless approved by the regulatory authorities in your state.

CONTRACT OPTIONS

TIAA Life’s SPIAs allow you, the owner, to apply a single sum of money to one of three types of annuity Contracts and receive a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. You may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity. Each of these Contracts uses a different method to determine the duration of annuity income payments. The total value of annuity payments made to you (or your Beneficiary) may be less than the Premium you paid depending on the duration of your Contract.

The types of Contracts we offer are:

•

One-Life Annuity. This option pays you or your Beneficiary income as long as the Annuitant lives, with or without an optional guaranteed period. If you elect a guaranteed period (10, 15 or 20 years) and the Annuitant dies before it’s over, annuity income payments will continue to you or your Beneficiary until the end of the period. The guaranteed period may be limited by applicable tax laws. If you do not elect a guaranteed period, all annuity income payments end when the Annuitant dies—so that it’s possible for you to receive only one payment if the Annuitant dies before the second payment is made, two payments if the Annuitant dies before the third payment is made, etc.

•

Two-Life Annuity. This option pays income to you or your Beneficiary as long as the Annuitant or second Annuitant live or until the end of an optional specified guaranteed period, whichever period is longer. The guaranteed period may be limited by applicable tax laws. There are three types of Income Options under the Two-Life Annuity, all available with or without a guaranteed period—Two-Life Annuity with Full Benefit While Either Annuitant Survives, Two-Life Annuity with Two- Thirds Benefit While Either Annuitant Survives, and Two-Life Annuity with One-Half Benefit While Second Annuitant Survives First Annuitant.

•

Fixed-Period Annuity. This option pays you or your Beneficiary income for a stated period of not less than five nor more than thirty years. At the end of the period you have chosen, payments stop. The period you choose may be limited by applicable tax laws.

Under each Contract, TIAA Life promises to pay the named Annuitant(s) (which may be you or another person), an income in the form of annuity payments. You choose the frequency of these payments. You can only make one single premium payment and, after your initial premium payment, you may not make any additional premium payments. You can use the Contract to provide you with a stream of income for the life of the named Annuitant(s) or for a specified period of time elected. How long we make annuity payments under the Contract will depend on the type of Contract you choose, as well as the length of any guaranteed period you elect. Please note, since all Contract value is applied to provide immediate income, the Contract does not have an accumulation phase and there is no opportunity to withdraw from your account value other than through selecting an income option.

The Contract includes both fixed and variable components—that is, you can allocate your single premium between the Fixed Account or one or more separate account variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed by TIAA Life over the life of

10	Prospectus Single Premium Immediate Annuities

the contract. Annuity payments from the separate account’s variable Investment Accounts increase or decrease, depending on the performance of the Funds underlying the Investment Account. Your variable payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually.

Each Contract is currently approved in all states, including the District of Columbia.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you apply for a contract, we will ask for your name, address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

PURCHASING THE CONTRACT AND REMITTING PREMIUM

The Premium. We will issue you a contract as soon as we receive in Good Order at our Administrative Office your complete and accurate application, Premium and all other information necessary to process your application. The Premium must be for at least $25,000. Additional Premiums are not permitted under the terms of the Contract. We will credit your Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we do not have the necessary information within five Business Days, we will return your Premium at that time unless you provide us specific consent to retain the initial premium until your application is complete and in Good Order.

Please send your check, payable to TIAA Life Insurance Company, along with the application to:

New Business Department

TIAA-CREF Life Insurance Company

P.O. Box 1291

Charlotte, NC 28201-9908

Please note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payer to the account owner cannot be identified from the face of the check.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and thereby refuse to pay any request for transfers until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

Electronic Payment. You may pay your Premium by electronic payment. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here’s what you need to do:

1.	Send us your application;

2.	Instruct your bank to wire money to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA-CREF Life Insurance Company

Account Number: 4068-4865

3.	Specify on the wire:

•	Your name and address

•	Social Security Number(s) or Taxpayer Identification Number

•	Specify code “SPIA”

MAY I CANCEL MY CONTRACT?

Subject to the terms of your Contract and your state requirements, if you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid with your application or your total Contract value on the date that you returned the Contract and the refund request to us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

CAN I ASSIGN THE CONTRACT?

Neither you nor any other person may assign or pledge ownership of this Contract or any benefits under its terms. Any such action will be void and of no effect.

LOANS

Loans are not an option under the Contracts.

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DEATH OF THE CONTRACT OWNER

If you (the Owner) die, your designated Beneficiar(y)(ies) or, if none, the person chosen as the Annuitant or second Annuitant (if applicable), will become the owner and remaining annuity income payments will be made to him or her. If there is no surviving Beneficiary and the Annuitant and second Annuitant, if any, has died before the end of a guaranteed period, the Commuted Value of any payments remaining due will be paid in one sum to your estate.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

RECEIVING A LUMP-SUM PAYMENT

You or your Beneficiary have the right to receive in a lump sum the Commuted Value of any periodic payments or other amounts remaining due (i) from a One-Life or Two-Life Annuity if the Annuitant(s) dies during the guaranteed period, or (ii) under a Fixed- Period Annuity from the variable Investment Accounts. (Under the One-Life and Two-Life Annuities, no lump sum payment is available during the lifetime of Annuitant(s), or if the Annuitant dies after the end of the guaranteed period. Under a Fixed-Period Annuity, a lump-sum payment from the Fixed Account is only available to your beneficiaries after your death.)

The Commuted Value will be less than the total of the future payments, because the future interest we’ve assumed in computing the series of payments won’t be earned if payment is made in one sum. The effective date of the calculation of the Commuted Value is the Business Day on which we receive the request for a Commuted Value, in a form acceptable to us.

A lump-sum payment is subject to tax and may be subject to a 10% penalty tax if made before age 59  1/2. (See “Federal Income Taxes.”)

CONTRACT VARIATIONS

There are no significant state variations of the same Contract type from one state-specific contract to another state specific contract in terms of features, benefits and charges. You should review your Contract along with this prospectus to understand the product features, benefits and charges under your Contract.

CONFLICTS OF INTEREST

Please note that your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

THE FIXED ACCOUNT

Amounts allocated to the Fixed Account become part of the General Account assets of TIAA Life, which support various insurance and annuity obligations. The General Account includes all the assets of TIAA Life, except those in the separate account (i.e., the Investment Accounts) or in any other TIAA Life separate account. For more details about the Fixed Account, see refer to your Contract. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

THE VARIABLE INVESTMENT ACCOUNTS

WHAT ARE MY INVESTMENT OPTIONS UNDER THE CONTRACT?

Under each of TIAA Life’s Contracts, you can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your single Premium to the Fixed Account or to one or more of the separate account’s variable Investment Accounts. Annuity payments from the Fixed Account are guaranteed over the life of the Contract. If you selected any or all of the eight variable Investment Accounts available to you, your annuity payments from the separate account’s variable Investment Accounts will increase or decrease, depending on how well the Funds underlying the Investment Accounts perform over time. TIAA Life does not guarantee the investment performance of the Funds or the variable Investment Accounts, and you bear the entire investment risk. Your payments will also change depending on the Income Change Method you choose—i.e., whether you choose to have your payments revalued monthly or annually, which is discussed below.

THE UNDERLYING FUNDS

You may allocate any portion of the Premium to the separate account’s eight variable Investment Accounts available under the Contract. Refer to the TIAA-CREF Life fund prospectus for additional details. Please note, the prospectus for TIAA-CREF Life Funds includes ten funds, but only eight of those funds (listed here) are made available as investment options under your Contract.

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• Growth Equity Fund	• Real Estate Securities Fund
• Growth & Income Fund	• Small Cap Equity Fund
• International Equity Fund	• Social Choice Equity Fund
• Large-Cap Value Fund	• Stock Index Fund

GENERAL DECRIPTION OF THE FUNDS:

Active Equity Funds:

The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

The Growth & Income Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

The International Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The Large-Cap Value Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The Small-Cap Equity Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Index Funds:

The Stock Index Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Specialty Funds:

The Social Choice Equity Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

The Real Estate Securities Fund seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

Teachers Advisors, LLC (“Advisors”), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary.

The investment objectives, techniques and restrictions of the TIAA-CREF Life Funds, including the risks of investing in the Funds, are described fully in their prospectus and SAI. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 877 825-0411, or by accessing our internet website at www.tiaa.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.

CHANGING INVESTMENT ACCOUNTS AND INCOME CHANGE METHODS

You will be able to “transfer” all or part of the future annuity payments one time in each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. One time in a calendar year, under the One-Life and Two-Life Annuities, you will also be able to transfer the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts (provided they are equity accounts), either in a lump sum of up to 20% of annuity income in any year, or in installment payments over a five-year period. Due to this limitation, it may take several years to transfer all of your future annuity payments from the Fixed Account to the variable Investment Accounts. Once income has been transferred from the Fixed Account to a variable Investment Account it cannot be transferred back to the Fixed Account.

You may not transfer payments from the Fixed Account to the variable Investment Accounts under the Fixed-Period Annuity. All transfers must consist of a periodic payment of at least $100 or the entire payment. We do not assess a transaction charge with any transfers.

We will process your transfer as of the Business Day we receive your request in Good Order. Alternatively, you can choose to have a transfer take effect at the close of any future Business Day, or the last Calendar Day of the current or any future month, even if it’s not a Business Day. Transfers under the annual Income Change Method will affect your annuity payments beginning on the May 1 following the March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day) which is on or after the effective date of the transfer. Transfers under the monthly Income Change Method and all transfers into or out of the Fixed Account will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, during the period in which any portion of your Premium is temporarily held in the General Account, no transfers may be made. For more information on how we calculate transfer amounts, see “Calculating Variable Annuity Payments.”

You can switch between the annual and monthly Income Change Methods at any time, but only once a year, and the switch will go into effect on March 31 (or, if March 31 is not a Valuation Day, the immediately preceding Valuation Day).

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To request a transfer or to switch your Income Change Method, call Retirement Services, toll-free at 800-842-2252, or write the TIAA Life home office at 730 Third Avenue, New York 10017-3206. Please note that telephone transactions may not always be available.

TRANSFER POLICIES REGARDING MARKET TIMING AND EXCESSIVE TRADING

Variable annuity contract owners could try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market or for other reasons. As money is shifted in and out of these accounts, we incur transaction costs and the underlying Funds incur expenses for buying and selling securities.

In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies may be increased for Funds invested primarily in foreign securities. These costs are borne by all contract owners, including long-term investors who do not generate the costs. The contract is not intended for market timing or frequent trading.

Under this Contract, market timing is unlikely, due to the nature of the contract and its transfer limitations. In particular, transfers of all or part of the future annuity income payable are available only one time each calendar quarter from each variable Investment Account to another variable Investment Account or to the Fixed Account. Transfers of the Present Value of future amounts payable from the Fixed Account to any of the variable Investment Accounts are available only one time in a calendar year. (see “Fixed Account”)

The TIAA-CREF Life Funds may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The TIAA-CREF Life Funds prospectus describes any such policies and procedures. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the TIAA-CREF Life Funds. However, we have entered into a written agreement, as required by SEC regulation, with the principal underwriter of the TIAA-CREF Life Funds that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Fund.

We seek to apply our transfer policies uniformly to all Contract owners. No exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

ANNUITY PAYMENTS

ELECTION OF ANNUITY PAYMENTS

You may elect to receive monthly, quarterly, semi-annual or annual payments under any of the Contracts. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that.

Your first annuity payment date will be specified in your contract. If you choose monthly payments, the first annuity payment date will either be the first day of the next month, or the first day of the month after that if your Premium is received after the 20th day of a month. If you choose quarterly, semi-annual or annual payments, your first annuity payment date will be the first day of the month that is either three months, six months, or twelve months, as applicable, following the month we receive your Premium. We will generally issue your subsequent payments on the first of a month, at monthly, quarterly, semi-annual, or annual intervals from your first annuity payment date. Your first annuity check may be delayed while we process and calculate the amount of your initial payment.

We will send your payments by mail to your home address or (at your request) by mail or electronic funds transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad.

Annuity payments are subject to our financial strength and claims-paying ability.

PAYMENTS FROM THE VARIABLE INVESTMENT ACCOUNTS

The amount of variable annuity payments we pay will depend upon the number and value of your Annuity Units in a particular Investment Account. The number of Annuity Units you purchase is determined on the contract Issue Date. (If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units you purchase will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts, i.e., seven days plus the number of days in the free look period applicable in your state, calculated from the Issue Date of your contract). Annuity unit values are calculated as of each Valuation Day based primarily on the net investment results of the Funds underlying the particular Investment Account. For the formulas used to determine Annuity Unit values, see the SAI.

Your initial annuity payments will be determined based on:

•	the amount of your Premium

•	whether the Contract is a One-Life, Two-Life or has a guaranteed period or is a Fixed-Period Annuity

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•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	in the case of the Two-Life Annuity, the Income Option selected

•	an assumed annual investment return of 4%, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Over the life of the Contract, payments will go up or down based on the investment experience of the Funds underlying the variable Investment Accounts relative to the 4% assumed annual investment return, and whether you choose to have your payments revalued monthly or annually (i.e., your choice of Income Change Method). In general, your payments will increase if the performance of the variable Investment Account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly Income Change Method for your variable annuity payments. Under the annual Income Change Method, the amount of payments from the variable Investment Accounts will change each May 1, based on the net investment results of the Funds underlying the Investment Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation day in March of the current year). Under the monthly Income Change Method, payments from the variable Investment Accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined as of the 20th day of each month (or, if the 20th is not a Business Day, the prior Business Day).

For a more complete discussion of how we determine the amount of variable annuity payments, see “Calculating Variable Annuity Payments” and the SAI.

PAYMENTS FROM THE FIXED ACCOUNT

On the Contract Issue Date, the dollar amount of each annuity payment is fixed, based on:

•	the amount of your Premium

•	whether the contract is a One-Life, Two-Life or Fixed-Period Annuity

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the age of the Annuitant and any second Annuitant, as applicable

•	the interest rates then in effect

•	the Income Option selected, in the case of the Two-Life Annuity, and

•	the mortality basis then in effect, in the case of One-Life or Two-Life Annuities

Subsequent fixed payments will be for the same amount (except in the case of a Two-Life Annuity, in which fixed payments may change upon the Annuitant’s death). The amount of each annuity payment from the Fixed Account does not change as a result of the investment experience of any variable Investment Account.

There are significant limits on your right to “transfer” all or part of your future annuity payments from the Fixed Account to the variable Investment Accounts. Due to these limitations, if you want to transfer all of your future annuity payments from the Fixed Account to one or more variable Investment Accounts, it may take several years to do so. You should carefully consider whether payments from the Fixed Account meet your investment needs. See above “Changing Investment Accounts and Income Change Methods.”

DELAY OF PAYMENTS

We may delay any payments from the separate account only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn’t a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account Contract owners. In addition, transfers of Contract Value from and within the fixed and variable Investment Accounts may be deferred under these circumstances.

If a check has been submitted as the Premium, we have the right to defer any payments until the check has been honored.

CALCULATING VARIABLE ANNUITY PAYMENTS

The amount of each variable annuity payment from each Investment Account is equal to the number of Annuity Units payable multiplied by the then-Current Value of one Annuity Unit for the variable Investment Account and Income Change Method you chose.

Determining the Number of Annuity Units Payable. The number of Annuity Units you purchase under the Contract is derived by dividing the portion of the Premium (net of any Premium taxes) you allocated to a particular Investment Account and Income Change Method by the product of the Annuity Unit value for that Investment Account and Income Change Method, and an annuity factor that represents the Present Value of an annuity that continues for as long as annuity payments would need to be paid. The annuity factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life or lives the annuity payments will be based. Mortality assumptions will be based on the mortality basis then in effect under the contract.

The number of Annuity Units for each variable Investment Account and Income Change Method under a

Single Premium Immediate Annuities Prospectus	15

Contract is generally determined on the Contract Issue Date and remains fixed unless there is a “transfer” of Annuity Units or you change your Income Change Method. The number of Annuity Units payable from a particular Investment Account and Income Change Method under your Contract will be reduced by the number of Annuity Units you transfer out of that Investment Account or Income Change Method. The number of Annuity Units payable will be increased by any internal transfers you make to that Investment Account and Income Change Method. If you live in Georgia, Hawaii, Idaho, Iowa, Louisiana, Massachusetts, Michigan, Missouri, Nebraska, North Carolina, Oklahoma, Rhode Island, South Carolina, Utah, Washington, West Virginia or Wisconsin, the number of Annuity Units payable from each variable Investment Account will be determined as of the date that we transfer your temporary investment in the General Account to the variable Investment Accounts. See “Changing Investment Accounts and Income Change Methods.”

COMPUTING ANNUITY UNIT VALUES

Annuity Unit valuations for each Investment Account will occur only on Business Days, and thus the last Calendar Day of each month will not be a Valuation Day unless it falls on a Business Day. If the last Calendar Day of a month does not fall on a Business Day, the last Valuation Day for such months shall be deemed to be the last Business Day of the month. The Annuity Unit value for each Income Change Method is determined by updating the Annuity Unit value from the previous Valuation Day to reflect the net investment performance of the account for the current valuation period relative to the 4 percent Assumed Investment Return. We further adjust the Annuity Unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those Annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the performance of the account is greater than a 4 percent net annual rate of return and decrease if the performance is less than a 4 percent net annual rate of return.

For participants under the annual Income Change Method, the value of the Annuity Unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the Annuity Unit for payments due on and after the next succeeding May 1 is equal to the Annuity Unit value determined as of the last Valuation Day in March. For participants under the monthly Income Change Method, the value of the Annuity Unit for payments changes on the payment Valuation Day of each month for the payment due on the first of the following month.

TIAA Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly Income Change Methods.

For the more detailed formula we use for determining Annuity Unit values, see the SAI.

BENEFITS AVAILABLE UNDER THE CONTRACT

There are no optional benefits associated with the Contract.

The following table summarizes information about benefits available under the Contract.

Summary of Benefits
Name of Benefit	Purpose	Standard/Optional	Maximum Fee	Brief Description of Restrictions/Limitations

Transfers	You may transfer all or part of future annuity payments from the fixed account and between the investment accounts.	Optional	None

• Subject generally to a minimum amount of $100.

• Transfers from the fixed account are permanent and limited by additional rules, which are discussed above under “Changing Investment Accounts and Income Change Methods”.

• Transfers from each investment account cannot be made more frequently than once per calendar quarter.

• Transfers are subject to our “Transfer Policies Regarding Market Timing and Frequent Trading”.

16	Prospectus Single Premium Immediate Annuities

THE CONTRACT CHARGES

Charges, Expenses and Related Fees. There are charges, expenses and related fees associated with variable annuity contracts that will reduce the return on investment in the Contract. Your Contract may include the following charges, expenses and related fees.

The Base Contract Charge. The Base Contract Charge includes the Separate Account Charges, which consists of an Administrative Expense Charge and the Mortality and Expense Risk Charge.

SEPARATE ACCOUNT CHARGES

We deduct charges each Valuation Day from the assets of each variable Investment Account for various services required to administer the separate account and the Contracts and to cover certain insurance risks borne by TIAA Life. The Contracts allow for total separate account charges (i.e., administrative expense and mortality and expense risk charges) at an annual rate of 1.20% of average daily net assets of each Investment Account. TIAA Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.60% of net assets annually. While TIAA Life reserves the right to increase the separate account charges at any time, we will provide at least three months’ notice before any increase.

Administrative Expense Charge. This charge is for administration and operations, such as allocating the Premium and administering the Contracts. The daily deduction is equal to an annual rate of 0.20% of average daily net assets.

Mortality and Expense Risk Charge. TIAA Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. The current daily deduction is equal to 0.40% of net assets annually.

TIAA Life’s mortality risks come from its obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity. TIAA Life assumes the risk of making annuity payments regardless of how long the Annuitant(s) may live or whether the mortality experience of Annuitants as a group is better than expected.

TIAA Life’s expense risk is the possibility that TIAA Life’s actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the  Contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Each Investment Account purchases shares of the corresponding Fund at net asset value. Certain deductions and expenses of the TIAA-CREF Life Funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for a Fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each Fund, under an investment management agreement between Advisors and the TIAA-CREF Life Funds.

Fund expenses are not fixed or specified under the terms of the contract and may change periodically. For more information on Fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

No Deductions from Premium. The Contracts do not provide for charges or other deductions from the Premium.

Premium Taxes. Currently, residents of several states may be subject to Premium taxes on their contract. We will deduct any charges for Premium taxes from your Premium before it’s applied to provide annuity payments. State Premium taxes currently range from 1.00 percent to 3.50 percent of nonqualified Premium payments.

Annual Account Fee or Maintenance Fee. We do not assess an annual account or annual maintenance fee.

TAX MATTERS

FEDERAL INCOME TAXES

The following discussion assumes the Contracts qualify as annuity Contracts for federal income tax purposes (see the SAI for more information). The following discussion is general in nature and is not intended as tax advice. It is based on our understanding of current federal income tax law, and is subject to change. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. For complete information on your personal tax situation, check with a qualified tax adviser.

NON-NATURAL PERSONS

If a non-natural person (e.g., a corporation or a trust) owns a Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Premiums or other consideration paid for the contract) during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner who is not a natural person should discuss these potential exceptions with a qualified tax adviser.

Single Premium Immediate Annuities Prospectus	17

TAXATION OF ANNUITY PAYMENTS

Generally, the annuity payments from a nonqualified annuity contract include both a return of Premium and interest or investment gain. Accordingly, only a portion of the annuity payments you receive will be includable in your gross income and subject to federal income tax and state income tax, where applicable. However, when the entire Premium has been recovered or returned, the full amount of any additional annuity payments is includable in gross income.

Currently capital gains tax rates are not applicable to annuities.

If, after the contract Issue Date, annuity payments stop because an Annuitant died, any Premium that has not been recovered is generally allowable as a deduction for your last taxable year.

Transferring, assigning, pledging, or exchanging a Contract, designating an Annuitant, payee, or other Beneficiary who is not the owner, or the selection of certain maturity dates may have adverse tax consequences including treatment as a distribution. An owner contemplating any such actions should consult a tax advisor.

RECEIVING LUMP SUMS

The Internal Revenue Service currently takes the position that any lump-sum payment from an immediate annuity contract is fully taxable. The amount that is taxable is the excess of the amount distributed to you over the unrecovered investment in the contract. You should consult a tax adviser before taking a lump-sum payment from your contract. See “Receiving a Lump-sum Payment”.

The Internal Revenue Code (IRC) also provides that you may be subject to a penalty if you take a lump-sum payment from certain distributions from your contract. The amount of the penalty is equal to 10% of the amount that is includable in income. Some lump-sum payments will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1⁄2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code); or

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with exceptions enumerated above. You should consult a tax advisor with regard to exceptions from the penalty tax.

TAXATION UPON DEATH

Amounts may be distributed from the contract because of the death of an owner or the Annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as other lump-sum distributions; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or Annuitant’s death. That is, the “investment in the contract” remains generally the total Premium payments, less amounts received, which were not includable in gross income.

MEDICARE TAX

Beginning in 2013, distributions from non-qualified annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult your tax advisor for more information.

POSSIBLE TAX CHANGES

Legislation is proposed from time to time that would change the taxation of annuity Contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract. We also have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Contract.

POSSIBLE CHARGE FOR TIAA LIFE’S TAXES

Currently we don’t charge the separate account for any federal, state, or local taxes on it or its Contracts (other than Premium taxes—see “Other Charges and Expenses”), but we reserve the right to charge the separate account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

18	Prospectus Single Premium Immediate Annuities

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

The IRC provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for a nonqualified contract to be treated as an annuity contract. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity contract. These diversification and distribution requirements are discussed in the Statement of Additional Information.

OTHER TAX ISSUES

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

For 2022, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $12,060,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes is not comprehensive and is for general information only. It doesn’t cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

OTHER INFORMATION

LEGAL PROCEEDINGS

Neither the separate account, TIAA Life nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

STATEMENTS AND REPORTS

You will receive a confirmation statement when you remit your Premium, or make a “transfer” to or from the separate account or among the variable Investment Accounts. The statement will show the date and amount of each transaction.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

BENEFITS BASED ON INCORRECT INFORMATION.

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Single Premium Immediate Annuities Prospectus	19

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the Commuted Value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA LIFE

The benefits under your Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Contract Value allocated to the Investment Accounts. Your Contract Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Contract Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. With very limited exceptions, all assets in the Separate Account attributable to your Contract Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Contract Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims- paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other contract holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims- paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

CONTACTING TIAA LIFE

We will not consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office. You can ask questions by calling toll-free 800.842.2252.

20	Prospectus Single Premium Immediate Annuities

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800. 842.2252, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877.825.0411, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

GENERAL INFORMATION ON UNCLAIMED PROPERTY

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates can be communicated in writing to TIAA-CREF 8500 Andrew Carnegie Blvd., Charlotte, NC 28262; or by calling us between the hours of 8:00 a.m. and 10:00 p.m. ET, Monday-Friday and 9:00 a.m. to 6:00 p.m. ET Saturday at 800.842.2252; or 24 hours a day via our website www.tiaa.org.

Single Premium Immediate Annuities Prospectus	21

APPENDIX

Appendix A—Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?cid=tiaavpx&fid=NRVA01516. You can also request this information at no cost by calling 800 842-2252.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Equity	TIAA-CREF Life Growth Equity Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.
Equity	TIAA-CREF Life Growth & Income Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.
Equity	TIAA-CREF Life International Equity Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.
Equity	TIAA-CREF Life Large-Cap Value Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.
Equity	TIAA-CREF Life Small Cap Equity Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.
Index	TIAA-CREF Life Stock Index Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.
Specialty	TIAA-CREF Life Real Estate Securities Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.
Specialty	TIAA-CREF Life Social Choice Equity Fund—Teachers Advisors, LLC, an indirect subsidiary of TIAA.

22	Prospectus Single Premium Immediate Annuities

For more information about Single Premium Immediate Annuity

How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

800 842-2252

8:00 a.m. to 10:00 p.m. ET Monday–Friday

9:00 a.m. to 6:00 p.m. ET Saturday

EDGAR Contract Identifier C000017020

The Statement of Additional Information (“SAI”) dated                  , 2022, has been filed with the SEC and is incorporated by reference into this prospectus and is legally part of the prospectus. We will provide the SAI without charge upon request. For a free copy of the SAI and to make inquiries about your Contract please call 800 842-2252 or write to us at our Administrative Office:

TIAA-CREF Life Insurance Company

P.O. Box 724508

Atlanta, Georgia 31139

You may also obtain reports and other information about the Separate Account on the SEC’S website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

A10861

(5/21)

Statement of Additional Information

Single Premium Immediate Variable Annuity Contracts

Funded through

TIAA-CREF Life Separate Account VA-1

And

TIAA-CREF Life Insurance Company

                  , 2022

This Statement of Additional Information (“SAI”) contains additional information regarding the Single Premium Immediate Variable Annuity Contracts (the “Contract”) funded through TIAA-CREF Life Separate Account VA-1 and offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”).

This SAI is not a prospectus and should be read together with the current prospectus for the Contract dated                  , 2022. You may obtain a copy of the prospectus at no charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206, by calling us toll-free at 877 825-0411; by visiting our website at: www.tiaa.org/public/prospectuses, or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/. Terms used in the Prospectus are incorporated by reference into this SAI.

Annuity Payments	B-4

Additional Information	B-4

State Regulation	B-4

Legal Matters	B-4

Registration Statement	B-4

Tax Status of the Contract	B-4

Financial Statements	B-5

General Information and History

TIAA-CREF Life Insurance Company and TIAA

The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The Separate Account

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this prospectus.

Financial Support Agreement

TIAA Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any Contract owner of TIAA Life with recourse to TIAA.

Services

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA Life. McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For years 2021, 2020, and 2019, TIAA Life provided total compensation for product administrative services of $                , $5,345,441 and $5,643,860, respectively, for all life insurance and non-qualified annuities product administration.

B-2	Statement of Additional Information ∎ Single Premium Immediate Annuities

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA Life. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2021, 2020, and 2019, TIAA Life paid custody fees of $                , $417,892 and $397,448, respectively.

TIAA Life on behalf of the Separate Account has entered an agreement whereby JP Morgan will provide certain custodial settlement and other associated services to the Separate Account. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For years 2021, 2020, and 2019, TIAA Life provided compensation for trade settlement services of $                , $61,210 and $56,704, respectively.

Independent Registered Public Accounting Firm

TIAA-CREF Life Insurance Company Statutory-Basis Financial Statements

The statutory-basis financial statements as of December 31, 2021, 2020 and for each of the three years in the period ended December 31, 2021 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s is located at 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202.

Separate Account Financial Statements

The financial statements of TIAA Separate Account VA-1 as of December 31, 2021 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TIAA Statutory-Basis Financial Statements

The statutory-basis financial statements as of December 31, 2021, 2020 and for each of the three years in the period ended December 31, 2021 included in this Registration Statement have been so included in reliance on the report PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Principal Underwriter

Distribution of the Contracts.

We offer each Contract to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Each Contract is offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), a subsidiary of TIAA which is registered with the SEC as broker-dealers and a member of Financial Industry Regulatory Authority or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is considered the “principal underwriter” for interests in the contract. Anyone distributing a Contract must be a registered representative of TC Services or have entered into a selling agreement with TC Services. The main offices of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid to TC Services or any other entity in connection with the distribution of each Contract. We paid TC Services for the fiscal year ended December 31, $                , $1,734,737, $1,324,848, in 2021, 2020, and 2019, respectively. We intend to recoup payments made to TC Services through fees and charges imposed under the Contract.

Purchases of Securities Being Offered

TIAA Life’s Single Premium Immediate Annuity is a contract (“SPIA” or Contract”) offered by TIAA Life, which provides various income options for a contract owner to choose. Each Contract is designed to provide the contract owner with a stream of income for the life of the named Annuitant(s) (which may be you or another person) or for a specified period of time you select. You may purchase a One-Life Annuity, a Two-Life Annuity, or a Fixed-Period Annuity., which are describe further in the prospectus. Each Contract only provides for one single premium payment and no additional premium payments are permitted under the Contract. You can then choose a combination of fixed and variable annuity payments by allocating your single Premium to a TIAA Life Fixed Account or to one or more of the following eight separate account variable Investment Accounts, which are described in more detail in the prospectus and under “Appendix A—Funds Available Under The Contract” in the prospectus.

As discussed in the prospectus, TIAA does not charge a sales load nor offer different levels of classes under the Contract. There are no special purchase plans or special exchange privileges under the Contract. However, a contract owner may exchange among other certain investment accounts available in the prospectus, subject to the terms of the Contract. TIAA has adopted policies restricting frequent trading activity, which are discussed further in the prospectus under the heading “Transfer Policies Regarding Market Timing and Frequent Trading”.

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-3

Annuity Payments

Calculating Annuity Unit Values.

Separate Annuity Unit values are maintained for Annuity Units payable from each Investment Account under each Income Change Method. The values are calculated as of each Valuation Day. Annuity unit values for an Income Change Method are determined by multiplying each account’s Annuity Unit value at the end of the previous Valuation Day by that account’s net investment factor for the valuation period, and dividing the result by the value of $1.00 accumulated with interest over the valuation period at an effective annual rate of 4%. The resulting value is then adjusted to reflect that annuity income amounts are redetermined only on the payment valuation date for that Income Change Method. The purpose of the adjustment is to equitably apportion assets of each account among those who receive annuity income for the entire period between two payment valuation dates for an Income Change Method, and those who start or stop receiving annuity income under that Income Change Method between the two dates.

An Investment Account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous Valuation Day. An Investment Account’s gross investment factor equals A divided by B, as follows:

A equals	i.	the net asset value of the shares in the Fund(s) held by the account as of the end of the Valuation Day, excluding the net effect of Contractowners’ transactions (i.e., Premiums received, benefits paid, and transfers to and from the account) made during that day; plus
	ii.	investment income and capital gains distributed to the account; less
	iii.	any amount paid and/or reserved for tax liability resulting from the operation of the account since the previous Valuation Day.
B equals		the value of the shares in the Fund(s) held by the account as of the end of the prior Valuation Day, including the net effect of Contractowners’ transactions made during the prior Valuation Day.

For more information about Annuity payments, see the prospectus under “Annuity Payments”.

Additional information

State Regulation

TIAA Life and the separate account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of other states and jurisdictions. TIAA Life and the separate account must file with the Department periodic statements on forms promulgated by the Department. The separate account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the Contracts, including TIAA Life’s right to issue the Contracts, have been passed upon by Kenneth Reitz, General Counsel of TIAA Life.

Registration Statement

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Tax Status Of The Contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (“IRC”) and the regulations under it provide that separate account investments underlying a non-qualified contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The Internal Revenue Service (IRS) has published rulings stating that a variable Contractowner will be considered the owner of separate account assets if the Contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that Contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case.

B-4	Statement of Additional Information ∎ Single Premium Immediate Annuities

TIAA-CREF Life Insurance Company (“TIAA Life”) reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets.

Required Distributions. All payments upon the death of a Contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your Beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your Beneficiary or over a period not to exceed your Beneficiary’s life expectancy, as defined in the Code. If your spouse (as defined under Federal law) is the sole Beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the Annuitant is treated as the death of the owner for these distribution requirements.

The contract is designed to comply with section 72(s). TIAA Life will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

Financial Statements

Audited financial statements of the separate account and TIAA Life, and TIAA follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on the ability of TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

(Updated financials to be filed by amendment.)

Single Premium Immediate Annuities ∎ Statement of Additional Information	B-5

730 Third Avenue

New York, NY 10017-3206

A10896 (01/22)

PART C—OTHER INFORMATION

Item 27. Exhibits

(a)	Board of Directors Resolution.

Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant (1)

(b)	Custodian Agreements.
None

(c)	Underwriting Contracts.

(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS) (2)
(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto (1)
(C)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)
(D)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (12)

(d) Contracts.

Forms of TIAA-CREF Life Single Premium Immediate Annuity (SPIA) Contracts
(A)	One-Life Immediate Annuity contract (5)
(B)	Two-Life Immediate Annuity contract (5)
(C)	Fixed Period Immediate Annuity contract (5)
(D)	Endorsement Internal Revenue Code Section 72(s) (15)

(e) Applications.

Form of Application for the SPIA Contracts (5)

(f) Depositor’s Certificate of Incorporation and By-Laws.

(A)	Charter of TIAA-CREF Life (2)
(B)	Bylaws of TIAA-CREF Life (2)

(g) Reinsurance Contracts.
None

(h) Participation Agreements.
(A)	Amendment to Participation/Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005 (7)

(B)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company. (13)

(i) Administrative Contracts.
None

(j) Other Material Contracts.

(A)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life insurance Company (8)
(B)	Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(C)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc. (10)
(D)	Administrative Services Agreement between TIAA-CREF Funds and Teachers Advisors, Inc. (10)
(E)	Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)
(F)
(G)	Master Services Agreement effective as of September 30, 2015 between Teachers Insurance and Annuity Association of America and Accenture LLP (15)
(H)	Service and Subcontracting agreement by and between Teachers Insurance and Annuity Association of America and TIAA Shared Services, LLC (20)

(k) Legal Opinion.

(A)    Legality Opinion and Consent of Ken Reitz, Esquire     (filed herewith.)

(l)    Other Consents

(A)          Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm (To be filed by amendment.)

(m)    Omitted Financial Statements.

None

(n) Initial Capital Agreements.

None

(o)  Form of Initial Summary Prospectus.

None

(p)  Powers of Attorney.

(A) Powers of Attorney (15)
(B) Powers of Attorney (16)
(C) Powers of Attorney (17)
(D) Powers of Attorney (18) (E) Powers of Attorney (19)
(F) Powers of Attorney - filed herewith

1	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated August 18, 1998 (File No. 333-61761).

2

Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, dated December 7, 1998 and December 22, 1998, respectively (File No. 333-61761).

3	Previously filed as part of the initial filing of the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, dated September 22, 2000 (File No. 333-46414).

4	Previously filed as part of the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2001 (File No. 333-46414).

5	Previously filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on October 25, 2002 (File No. 333-46414).

6	Previously filed as part of the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, on April 30, 2004 (File No. 333-46414).

7

Previously filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 for the Personal Annuity Select variable annuity contracts, on May 1, 2006 (File No. 333-61761).

8	Previously filed as part of the Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2007 (File No. 333-46414).

9	Previously filed as part of the Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts on May 1, 2008 (File No. 333-46414).

10	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-6, filed on May 1, 2010 (File No 333-46414).

11	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

12	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 19, 2012 (File Nos 333-145064 and 811-08963).

13	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).

14	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-179272 and 811-22659).

15	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No 333-210342)

16	Incorporated by reference to the Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).

17	Incorporated by reference to the Registration Statement on Form N-6, filed on February 28, 2019 (File Nos 333-129945 and 811-10393).
18	Incorporated by reference to the Post-Effective Amendment No. 15 to the Registration Statement on Form N-4, filed on May 1, 2020 (File Nos 333-145064 and 811-08963)
19	Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)

20	Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963)

Item 28 Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
William G. Griesser	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Christine E. Dugan	Director, Senior Vice President, Chief Actuary
Bradley Finkle	Director

Anne Dobkowski	Director
Eric T. Jones	Director
Nicholas Calarco	Director
Christopher A. Baraks	Vice President, Corporate Tax Controller
Barry C. Corday	Senior Director, Illustration Actuary
Stacy Eisenhauer	Vice President, Chief Financial Officer
Carol Fracasso	Vice President, Business Management Consumer Services Officer
Jennifer Sisom	Vice President, Treasurer
Peter Pisapia	Chief Compliance Officer of the TIAA Life Separate Accounts
Kenneth W. Reitz	General Counsel
Wayne M. Smiley	Chief Compliance Officer
Ali Iqbal	Director
Timothy Penrose	Director
Mary Catherine Benedetto	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 29. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
HOLDING COMPANY SYSTEM*

Seven Persons serve as members of TIAA Board of Overseers
TIAA Board of Overseers
Teachers Insurance and Annuity Association of America ("TIAA")
Nuveen, LLC
Investment Subsidiaries and Investment vehicles
Real Estate Separate Account Subsidiaries
TIAA-CREF Life Insurance Company
MyVest Corporation
Nuveen Services, LLC
TIAA-CREF Asset Management LLC
Nuveen Finance, LLC
Envisage Information Systems, LLC
TIAA-CREF Individual & Institutional Services, LLC
TIAA GBS Singapore Holding Company Pte. Ltd.
TIAA GBS Holding LLC
TIAA Global Business Services (India) Private Limited
TIAA-CREF Investment Management, LLC
Nuveen Alternative Holdings LLC
Nuveen Holdings 1, Inc.
Teachers Advisors, LLC
TIAA-CREF Tuition Financing, Inc.
TIAA Shared Services LLC
Nuveen International Holdings LLC
Nuveen Real Estate Global LLC
Nuveen Holdings, Inc.
TIAA-CREF Redwood, LLC
TIAA Endowment & Philanthropic Services, LLC
Nuveen UK Limited
Nuveen Global Investments LLC
Nuveen Investments, Inc.
Everbank Funding, LLC
TIAA FSB Holdings, Inc.
TIAA, FSB
Nuveen Canada Company
Nuveen Real Estate Project Management Services LLC
NIS/R&T, Inc.
TIAA-CREF Insurance Agency, LLC
TIAA RFS, LLC
TIAA Advisory, LLC
Nuveen Japan Co. Ltd.
TIAA International Holdings 1 Limited
TIAA International Holdings 2 Limited
Nuveen Alternative Investments, LLC
Nuveen Hong Kong Limited
TIAA International Holdings 3 Limited
Nuveen Securities, LLC
Nuveen Real Estate Limited
Nuveen Alternatives Advisors LLC
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Symphony Alternative Assets Management LLC
AGR Partners LLC
Nuveen Investments Holdings, Inc.
Nuveen Churchill Advisors LLC
NCBDC Holdings LLC
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC
Westchester Group Investment Management, Inc.
Westchester Group Investment Management Holding Company, Inc.
Nuveen NWQ Holdings, LLC
NWQ Partners, LLC
NWQ Investment Management Company, LLC
Santa Barbara Asset Management, LLC
GreenWood Resources, Inc.
Beaver Investment Holdings LLC
Gresham Investment Management LLC
Gresham Investment Management Asia Pte Ltd.
Nuveen Churchill Administration LLC
Churchill Asset Management LLC
Gresham Asset Management LLC

*This chart is a depiction of the ownership structure of Teachers Insurance and Annuity Association of America (the "Company") and certain of its subsidiaries. This chart does not include all downstream subsidiaries of the Company, such as investment vehicles or funds managed by the Company or its subsidiaries, and is not indicative of the percentage ownership interests held.

Effective as of December 31, 2020

This chart is a representation of the organizational structure of TIAA and does not detail each subsidiary of TIAA. For a complete list of subsidiaries, please refer to the attachment.

Exhibit A

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose

Adastra Management Inc.	AB, Canada	Polar Star Canadian Oil and Gas Holding, ULC	Shareholder	40	To act as the sole manager of a corporation.

AGR Partners LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To manage agricultural investments.

AGR Services LLC	DE	AGR Partners LLC	Member	99	To employ personnel.

AGR Services LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

AMC Holding, Inc.	FL	TIAA, FSB	Shareholder	100	To act as a shell holding company.

Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.

Asia Pacific Cities Management S.à r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Business Property Lending, Inc.	DE	TIAA, FSB	Shareholder	100	To act as a servicer of securitized commercial mortgage loans.

CAM HR Resources LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

CAM HR Resources LLC	DE	Churchill Asset Management LLC	Managing Member	99	To employ personnel.

Churchill Agency Services LLC	DE	Churchill Asset Management LLC	Member	100	To act as administrative and collateral agent in connection with certain investments.

Churchill Asset Management LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To act as a registered investment adviser for senior loan investments, primarily in U.S. middle-market companies.

Elite Lender Services, Inc.	FL	TIAA, FSB	Shareholder	100	To engage in residential mortgage settlement services and act as a title insurance agency.

Envisage Information Systems, LLC	NY	Teachers Insurance and Annuity Association of America	Member	100	To operate a software development company.

Greenwood Resources Brasil, Ltda.	Brazil	GreenWood Resources, Inc.	Shareholder	1	To provide property management services.

Greenwood Resources Brasil, Ltda.	Brazil	Greenwood Resources Forest Management, LLC	Shareholder	99	To provide property management services

GreenWood Resources Capital Management, LLC	DE	GreenWood Resources, Inc.	Member	100	To act as a registered investment advisor.

GreenWood Resources Poland SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ	Poland	Greenwood Resources Forest Management, LLC	Shareholder	100	To provide property management services.

GreenWood Resources, Inc.	DE	Beaver Investment Holdings LLC	Shareholder	100	To act as an advisor and manager of timber and related investments.

Gresham Asset Management LLC		Nuveen Investments, Inc.	Managing Member	100	To serve as a shell entity.

Gresham Investment Management Asia Pte Ltd.	Singapore	Gresham Investment Management LLC	Managing Member	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Gresham Investment Management LLC	DE	Nuveen Investments, Inc.	Managing Member	78.9	To act as a registered investment advisor, commodity pool operator, and commodity trading advisor, provide investment advisory and management services to Nuveen Group-sponsored investment vehicles.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose

GWR Uruguay S.A.	Uruguay	Greenwood Resources Forest Management, LLC	Shareholder	100	To act as a property manager.

Henderson European Retail Property Fund Management S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds

Jatoba Brasil Investimentos Florestais Ltda	Brazil	GTR Brasil Participações Ltda.	Shareholder	100	To facilitate asset acquisitions of timber assets.

MyVest Corporation	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To provide digital financial account management services.

Nuveen Administration Limited	United Kingdom	Nuveen Real Estate Limited	Shareholder	100	To provide administrative services and act as employer.

Nuveen Alternatives Advisors LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide advisory services for alternative investments.

Nuveen Alternatives Europe S.a.r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To act as an authorised alternative investment fund manager and a management company.

Nuveen Alternatives Services LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide administrative services and to act as management General Partner

Nuveen Asset Management Europe S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To hold or distribute investments.

Nuveen Asset Management, LLC	DE	Nuveen Fund Advisors, LLC	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Nuveen Beteiligung Verwaltungs Gmbh	Germany	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Canada Company	Canada	Nuveen International Holdings LLC	Shareholder	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Nuveen Churchill Advisors LLC	DE	NCBDC Holdings LLC	Member	100	To act as a primary adviser.

Nuveen Consulting (Shanghai) Co Ltd	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting.

Nuveen Corporate Secretarial Services Limited	United Kingdom	Nuveen Group Holdings Limited	Shareholder	100	To provide administrative services.

Nuveen France SAS	France	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory services.

Nuveen Fund (Europe) Management Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Fund Advisors, LLC	DE	Nuveen Investments, Inc.	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles. U.S. Securities and Exchange Commission registered investment adviser. U.S. Commodity Futures Trading Commission registered commodity pool operator.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose

Nuveen Fund Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Hong Kong Limited	Hong Kong	TGAM HK HC LLC	Shareholder	100	To provide distribution, advisory, and marketing services.

Nuveen Investment Consulting (Shanghai) Company Limited	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	Entity formed provide investment consulting.

Nuveen Italy S.R.L.	Italy	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Japan Co., LTD	Japan	Nuveen International Holdings LLC	Shareholder	100	To engage in investment management, agency business, financial instruments exchange, market and investment research, and a financial distribution business office.

Nuveen Management AIFM Limited	United Kingdom	Nuveen Europe Holdings Limited	Shareholder	100	To act as an asset manager.

Nuveen Management Austria GmbH	Austria	Nuveen Group Holdings Limited	Shareholder	65	To manage real estate funds.

Nuveen Management Company (Luxembourg) No 1 Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds.

Nuveen Management Finland Oy	Finland	Nuveen Group Holdings Limited	Shareholder	100	To act as an employer for the asset manager in connection with a fund.

Nuveen Property Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Real Estate (Australia) Limited	Australia	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory and management services.

Nuveen Real Estate Global Cities Advisors, LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide investment advisory services.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 1 Limited	Shareholder	0.4	To act as the holding company for the legal entities.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 3 Limited	Shareholder	99.6	To act as the holding company for the legal entities.

Nuveen Real Estate Management Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To manage real estate funds.

Nuveen Real Estate Project Management Services LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide construction and development management services.

Nuveen Securities, LLC	DE	Nuveen Investments, Inc.	Member	100	To act as a broker-dealer that distributes and/or underwrites Nuveen Group-sponsored investment vehicles and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients. U.S. Securities and Exchange Commission registered broker-dealer and Financial Industry Regulatory Authority member.

Nuveen Services, LLC	DE	Nuveen, LLC	Member	100	To act as the employer entity and to enter into commercial relationships pertaining to the provision of shared services.

Nuveen Singapore Private Limited	Singapore	Nuveen Group Holdings Limited	Shareholder	100	To act as a real estate investment advisor.

Nuveen UK Limited	United Kingdom	Nuveen International Holdings LLC	Shareholder	100	To provide distribution and marketing services.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose

NWQ Investment Management Company, LLC	DE	NWQ Partners, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Permian Investor Asset Manager LLC	DE	Nuveen Permian Investor Asset Manager Member LLC	Member	50	To hold real estate and other investments.

Plata Wine Partners, LLC	CA	Plata Managers LLC	Member	10	To hold agricultural investments.

Plata Wine Partners, LLC	CA	Plata Advisors LLC	Member	45	To hold agricultural investments.

Plata Wine Partners, LLC	CA	The Plata Wine Partners Trust	Member	45	To hold agricultural investments.

Santa Barbara Asset Management, LLC	DE	Nuveen Investments, Inc.	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.

Symphony Alternative Asset Management LLC	DE	Symphony Asset Management LLC	Managing Member	100	To act as an asset manager of CLO products.

Symphony Asset Management LLC	CA	Nuveen Investments Holdings, Inc.	Managing Member	49	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Symphony Asset Management LLC	CA	Nuveen Investments, Inc.	Member	51	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Taurion, S.A.	Uruguay	Global Timber Spain S.L.	Shareholder	100	To hold alternative investments.

Teachers Advisors, LLC	DE	Nuveen Finance, LLC	Member	100	To act as a registered investment advisor to provide investment management services.

TIAA Advisory, LLC	DE	TIAA RFS, LLC	Managing Member	100	To provide investment advisory services to managed account programs.

TIAA Commercial Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	To engage in equipment leasing and commercial financing.

TIAA Endowment & Philanthropic Services, LLC	DE	TIAA-CREF Redwood, LLC	Member	100	To act as a registered investment adviser and provide investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Singapore Holding Company Pte. Ltd.	Shareholder	99	To provide certain information technology related services.

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Holding LLC	Shareholder	1	To provide certain information technology related services.

TIAA, FSB	FL	TIAA FSB Holdings, Inc.	Shareholder	100	To engage in banking, lending, and trust activities.

TIAA-CREF Asset Management UK Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To provide real estate investment advisory services

TIAA-CREF Individual & Institutional Services, LLC	DE	Teachers Insurance and Annuity Association of America	Member	100	To act as a registered broker-dealer and investment advisor and to provide distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Fixed and Variable Annuity and Variable Life Products and TCAM Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products.

TIAA-CREF Insurance Agency, LLC	DE	TIAA RFS, LLC	Managing Member	100	To act as a licensed life insurance agent offering insurance services and products.

TIAA-CREF Investment Management, LLC	DE	TIAA-CREF Asset Management LLC	Member	100	To act as a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

TIAA-CREF Life Insurance Company	NY	Teachers Insurance and Annuity Association of America	Shareholder	100	To issue guaranteed and variable annuities and funding agreements to the general public.

TIAA-CREF Luxembourg S.A.R.L.	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	To provide accounting and domiciliary services to legal entities.

TIAA-CREF Tuition Financing, Inc.	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To administer and provide program management services on behalf of state entities to qualified tuition programs formed pursuant to Section 529 of the Internal Revenue Code.

Tygris Asset Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	This entity is dormant.

Westchester Group Chile Investment Management, SpA	Chile	Westchester Group Investment Management, Inc.	Shareholder	100	To facilitate management operations in Chile.

Westchester Group Farm Management, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide farm management services.

Westchester Group Investment Management, Inc.	DE	Westchester Group Investment Management Holding Company, Inc.	Shareholder	100	To operate an agricultural asset management business.

Westchester Group of Europe Limited	United Kingdom	Westchester Group Investment Management, Inc.	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group of Poland Sp. Z.o.o.	Poland	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group Real Estate, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide brokerage services related to agricultural investments.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Real Estate, Inc.	Shareholder	1	To manage farmland funds.

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Investment Management, Inc.	Shareholder	99	Private limited company that manages farmland funds

Westchester Group SRL	Romania	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester NGFF Investment, LLC	DE	Westchester Group Investment Management, Inc.	Shareholder	100	To hold investments for employee long-term incentive.

Winslow Capital Management, LLC	DE	Nuveen WCM Holdings, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

*

Note: TIAA has control of the subsidiaries included in this filing (each, a “Subsidiary”) through: (i) direct or indirect ownership of a majority of the voting securities of the Subsidiary; (ii) TIAA, or a subsidiary of TIAA, acting as asset manager or manager of the Subsidiary (or in a similar role); or (iii) corporate governance provisions present in the Subsidiary’s constituent documents.

Item 30. Indemnification

The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of the New York State Department of Financial Services not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) TIAA-CREF Institutional and Individual Services, LLC (“TC Services”) acts as principal underwriter of the contracts as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter

Rashmi Badwe Raymond Bellucci	Manager Manager, Senior Managing Director

William G. Griesser	Manager, Senior Managing Director
Eric T. Jones Angela Kahrmann Ross Abbott Christopher Baraks	Manager Manager, President, Chief Executive Officer Chief Operating Officer Vice President

David Barber	Chief Financial Officer, Controller
Pamela Lewis Marlborough	Assistant Secretary, Managing Director, Chief Legal Officer

Lisa Lynn	Managing Director, Chief Compliance Officer
Jennifer Sisom	Vice President, Treasurer
Mary Catherine Benedetto	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not applicable.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated there under are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York, 10918, 11333 East 53 Street, Denver, CO 80239, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 and JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

Teachers Insurance and Annuity Association of America. (“TIAA”) represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by TIAA.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 11th of January, 2022.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*
William G. Griesser
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on January 11, 2022 in the capacities and on the dates indicated.

Signature	Title

*	President and Chief Executive Officer
William G. Griesser

/s/ Stacy Eisenhauer	Chief Financial Officer
Stacy Eisenhauer	(Principal Financial and Accounting Officer)

*	Director, Chairman
William G. Griesser

*	Director
Rashmi Badwe

*	Director
Christine E. Dugan

*	Director
Bradley Finkle

*	Director
Anne Dobkowski

*	Director
Eric T. Jones

*	Director
Ali Iqbal

*	Director
Nicholas Calarco

*	Director
Timothy Penrose

Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: March 30, 2020, April 27, 2021, and January 10, 2022.

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq.
Attorney-in-fact